UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 17, 2008
HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 17, 2008, the Compensation and Option Committee (the “Committee”) of the Board of Directors of Harman International Industries, Incorporated (the “Company”) approved, among other things, a grant of 28,344 restricted stock units to Herbert Parker, the Company’s Chief Financial Officer. For each restricted stock unit, Mr. Parker will receive a cash payment equal to the market value of the Company’s common stock on the vesting date. On February 2, 2009, 23,595 of the restricted stock units will vest. The remaining 4,749 restricted stock units will vest on May 13, 2010.
     In addition, the Committee approved annual equity awards for fiscal 2008 to the Company’s executive officers, including Dinesh Paliwal, the Company’s Chairman and Chief Executive Officer. Mr. Paliwal’s letter agreement, as amended, provides that his annual equity awards will vest 20% each year commencing on the first anniversary of the grant date. However, consistent with the equity awards granted to the Company’s other executive officers, the awards for Mr. Paliwal include 72,748 stock options that vest 33% each year commencing on the first anniversary of the grant date and 50,000 restricted stock units that vest on the third anniversary of the grant date.
     The Committee also approved, subject to stockholder approval, the 2008 Key Executive Officers’ Bonus Plan, which amends and restates the 2007 Key Executive Officers’ Bonus Plan. The new plan will replace the stockholder equity goal with performance measures consistent with the Company’s Management Incentive Compensation Plan. The Committee also approved amendments to the Company’s 2002 Stock Option and Incentive Plan. The amendments include an increase in the number of shares authorized for issuance and changes to the plan’s performance measures. The Company intends to include proposals seeking stockholder approval of changes to both plans in the Company’s proxy statement for the 2008 Annual Meeting of Stockholders.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated May 8, 2007, between Harman International Industries, Incorporated and Dinesh Paliwal (filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2007, and incorporated herein by reference)

10.2	Amendment to Letter Agreement, dated November 29, 2007, between Harman International Industries, Incorporated and Dinesh Paliwal (filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2007, and incorporated herein by reference)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and Secretary

Date: September 23, 2008